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Lead Managing Underwriter
Prudential Securities Incorporated
Co-Managers
Piper Jaffray Inc.
Sands Brothers & Co., Ltd.
As Representative(s) of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292
Re: NAL Financial Group Inc.


Gentlemen:


     The undersigned is the "beneficial owner" (as that term is defined within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock (the "Common Stock") of NAL Financial Group Inc. (the "Company"). The undersigned understands that the Company has filed a Registration Statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the registration of approximately 2,875,000 shares of Common Stock (including shares subject to an over-allotment option) (the "Offering"). The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering. All terms not otherwise defined herein shall have the same meanings as in the Underwriting Agreement.

     In order to induce the Company, you and the other Underwriters to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company, you and the other Underwriters, that should the Offering be effected, the undersigned will not, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, directly or indirectly:

     (i) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose or transfer (or announce any offer, sale offer of sale, contract of sale or grant of any option to purchase or other disposition or transfer) of (a) any shares of Common Stock or of securities substantially similar thereto or (b) any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or such other similar securities, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 180 days subsequent to the date of the final Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Act") promulgated by the Commission or if no filing under Rule 424(b) is made, the date of the final Prospectus included in the Registration Statement when declared effective under the Act (such 180 day period hereafter referred to as the "Lock-Up Period");



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     (ii) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose or transfer (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other disposition or transfer) of (a) any shares of Common Stock or of Securities substantially similar thereto or (b) any other securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or such similar securities "beneficially owned" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired, at any time from the date hereof through the effective date of the Registration Statement, without first requiring any such offering or acquiring parties to execute and deliver to you an agreement of substantially the tenor hereof; and

     (iii) exercise any of the demand, mandatory or piggyback registration rights previously granted by the Company to the undersigned, as such rights were previously established in a Registration Rights Agreement and/or Amended and Restated Registration Rights Agreement, at any time from the date hereof and commencing through the expiration of the Lock-Up Period; however, so as to facilitate the potential sale of Common Stock as shortly after the Lock-up Period as is practicable, Prudential Securities Incorporated has granted the Company permission to file a registration statement with the Commission 120 days after commencement of the Lock-up Period.

     The undersigned, whether or not participating in the Offering, confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.

Very truly yours,


By: ----------------------------           By: ----------------------------
    [Print Stockholder's name]                 [Stockholder's signature]


The foregoing is accepted and agreed to
as of the date first above written:

PRUDENTIAL SECURITIES INCORPORATED

By: ----------------------------
    Jean-Claude Canfin, Director